EXHIBIT 4.1

REGISTERED                   INCORPORATED UNDER THE                   REGISTERED
 NUMBER                  LAWS OF THE STATE OF DELAWARE                  SHARES

This certificate is              [CASTLE LOGO]
transferable in Chicago Il.
and N.Y., N.Y.                               SEE REVERSE FOR CERTAIN DEFINITIONS

                                                    CUSIP # 14844P 10 5

                          CASTLE DENTAL CENTERS, INC.

                                  COMMON STOCK

THIS CERTIFIES THAT

is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE,
                                       OF

Castle Dental Centers, Inc., transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until registered by the Registrar.

    Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

Secretary

President

Countersigned and Registered:
      Harris Trust and Savings Bank

      By:                                                         Transfer Agent
                                                                   and Registrar

                              AUTHORIZED SIGNATURE

                          CASTLE DENTAL CENTERS, INC.

    The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be addressed to the Corporation at its principal place of business or to the Transfer Agent.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --    as tenants in common               UNIF GIFT MIN
                                                 ACT --.............Custodian.........................
TEN ENT  --   as tenants by the entireties                (CUST)                  (MINOR)
JT TEN    --  as joint tenants with right of     under Uniform Gifts to Minors Act
              survivorship and not as tenants
              in common                          ......................................................
                                                 (STATE)

         Additional abbreviations may also be used though not in the above list. For Value Received, _______________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR
               OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------

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________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP OR POSTAL CODE, OF
                                   ASSIGNEE)
________________________________________________________________________________
________________________________________________________________________ Shares
of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint ______________________________________________________________________ Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.
Dated, _____________________________________________

                                X
                                ------------------------------------------------
NOTICE: THE SIGNATURE(S) TO
THIS ASSIGNMENT MUST
CORRESPOND WITH THE NAME(S) AS
WRITTEN UPON THE FACE OF THE
CERTIFICATE IN EVERY
PARTICULAR, WITHOUT ALTER-
ATION OR ENLARGEMENT OR ANY
CHANGE WHATEVER.
                                X
                                ------------------------------------------------
                                ALL GUARANTEES MUST BE MADE BY A
                                FINANCIAL INSTITUTION (SUCH AS A BANK OR
                                BROKER) WHICH IS A PARTICIPANT IN THE
                                SECURITIES TRANSFER AGENTS MEDALLION
                                PROGRAM ("STAMP"), THE NEW YORK STOCK
                                EXCHANGE, INC. MEDALLION SIGNATURE
                                PROGRAM ("MSP"), OR THE STOCK EXCHANGES
                                MEDALLION PROGRAM ("SEMP") AND MUST NOT
                                BE DATED. GUARANTEES BY A NOTARY PUBLIC
                                ARE NOT ACCEPTABLE.
                                ------------------------------------------------